UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 19, 2020

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (203) 968-3000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Common Stock, $1.00 par value	XRX	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 19, 2020, the Compensation Committee of the Board of Directors (the “Committee”) of Xerox Holdings Corporation (the “Company”) approved cash retention incentive awards (the “Awards”) to approximately 1,350 management level employees of the Company. The Awards complement a Company-wide year-end
cash bonus program for approximately 24,500 employees below management level. In the aggregate (and individually, with respect to officers), the value of the Awards will not exceed 50% of the 2020 target award amounts the Committee had established under its regular annual cash incentive program—the Management Incentive Plan (the “MIP”). Although the MIP results for 2020 will not be certified until early 2021, the Company’s financial results reported to date indicate that the threshold metrics for payment will not be met as a result of the shutdown of customers’
on-site
office environments in response to the
COVID-19
pandemic. The Awards are not intended to replace the 2020 MIP; they are subject to different terms and conditions than MIP awards, including a retention requirement described below. Award amounts approved for the Company’s named executive officers include $900,000 for the Vice Chairman and Chief Executive Officer and range between $205,320 and $287,500 for the other named executive officers.
On November 19, 2020, the Committee also approved grants of restricted stock units (“RSUs”) under the Company’s Performance Incentive Plan to employees, including named executive officers, who had received grants of performance stock units (“PSUs”) in 2019 and/or 2020 that are subject to performance metrics that have been permanently adversely impacted by the
COVID-19
pandemic. These grants of RSUs are expected to be made in December 2020. The grant-date value of the new RSUs for each recipien
t
, including the named executive officers, is expected to approximate 50% of the grant-date valu
e of the recipient’s 2019 and/or 2
020 PSUs.
These special Awards and RSU grants are not intended to take the place of the Company’s 2021 regular annu al
cash and equity incentive
p
rograms. They are being made to ensure that the Company’s leaders and team members—who have work
e
d tirelessly to, among other things, support clients providing essential services, stand-up
manufacturing of needed healthcare-related products and deliver positive free cash flow through the unprecedented pandemic-related challenges of 2020—remain at Xerox and focused on continuing to restore Company performance. The Committee has determined that the Awards and RSU grants described above are a sensible response to the challenges posed by the pandemic and will promote the retention of key employees for this crucial future period. To that end, the cash Awards are subject to forfeiture and conditioned on repayment if a recipient voluntarily terminates employment before December 31, 2021, and the RSU grants will vest ratably over two years, subject to forfeiture in the event of voluntary termination prior to the end of the vesting period.

Forward Looking Statements
This Current Report on Form
8-K,
and other written or oral statements made from time to time by management contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should”, “targeting”, “projecting”, “driving” and similar expressions, as they relate to us, our performance and/or our technology, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to: the effects of the
COVID-19
pandemic on our and our customers’ businesses and the duration and extent to which this will impact our future results of operations and overall financial performance; our ability to address our business challenges in order to reverse revenue declines, reduce costs and increase productivity so that we can invest in and grow our business; our ability to attract and retain key personnel; changes in economic and political conditions, trade protection measures, licensing requirements and tax laws in the United States and in the foreign countries in which we do business; the imposition of new or incremental trade protection measures such as tariffs and import or export restrictions; changes in foreign currency exchange rates; our ability to successfully develop new products, technologies and service offerings and to protect our intellectual property rights; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; the risk that partners, subcontractors and software vendors will not perform in a timely, quality manner; actions of competitors and our ability to promptly and effectively react to changing technologies and customer expectations; our ability to obtain adequate pricing for our products and services and to maintain and improve cost efficiency of operations, including savings from restructuring actions; the risk that confidential and/or individually identifiable information of ours, our customers, clients and employees could be inadvertently disclosed or disclosed as a result of a breach of our security systems due to cyber attacks or other intentional acts; reliance on third parties, including subcontractors, for manufacturing of products and provision of services; the exit of the United Kingdom from the European Union; our ability to manage changes in the printing environment and expand equipment placements; interest rates, cost of borrowing and access to credit markets; funding requirements associated with our employee pension and retiree health benefit plans; the risk that our operations and products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives and anti-corruption laws; the outcome of litigation and regulatory proceedings to which we may be a party; any impacts resulting from the restructuring of our relationship with Fujifilm Holdings Corporation; and the shared services arrangements entered into by us as part of Project Own It. Additional risks that may affect Xerox’s operations and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of Xerox Holdings Corporation’s and Xerox Corporation’s combined Quarterly Reports on Form
10-Q
for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, and Xerox Holdings Corporation’s and Xerox Corporation’s combined 2019 Annual Report on Form
10-K,
as well as in Xerox Holdings Corporation’s and Xerox Corporation’s Current Reports on Form
8-K
filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this Current Report on Form
8-K
or as of the date to which they refer, and Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: November 25, 2020	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

XEROX CORPORATION

Date: November 25, 2020	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

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